UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2010

Seattle Genetics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-32405	91-1874389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

21823 30th Drive SE

Bothell, Washington 98021

(Address of principal executive offices, including zip code)

(425) 527-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 27, 2010, Seattle Genetics, Inc. issued a press release announcing positive top-line data from its pivotal clinical trial of brentuximab vedotin (SGN-35) in patients with relapsed and refractory Hodgkin lymphoma. The press release, dated September 27, 2010, entitled “Seattle Genetics and Millennium Announce Positive Top-Line Brentuximab Vedotin (SGN-35) Data from Pivotal Trial in Relapsed and Refractory Hodgkin Lymphoma” is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Seattle Genetics, Inc. dated September 27, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEATTLE GENETICS, INC.

Date: September 27, 2010	By:	/S/ CLAY B. SIEGALL
Clay B. Siegall President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Seattle Genetics, Inc. dated September 27, 2010